                                   IMPORTANT NOTICE
                                   REGARDING DELIVERY OF
                                   SHAREHOLDER DOCUMENTS


                                   SCHWAB
                                   FOCUS FUNDS

                                   April 30, 2001

                                   Semiannual Report enclosed


                                   COMMUNICATIONS FOCUS FUND

                                   FINANCIAL SERVICES FOCUS FUND

                                   HEALTH CARE FOCUS FUND

                                   TECHNOLOGY FOCUS FUND



                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

MAILING OF YOUR SCHWABFUNDS(R) SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.


ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

All SchwabFunds prospectuses and shareholder reports are available free of charge and may be requested at any time by calling Schwab as indicated below. SchwabFunds prospectuses are also available on our Web site at www.schwab.com/schwabfunds.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES(TM) CLIENTS
Schwab Signature Services.

INVESTMENT MANAGER CLIENTS
Schwab at 800-515-2157, or your investment manager.

ALL OTHER CLIENTS
Schwab at 800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

SCHWAB
FOCUS FUNDS



                                April 30, 2001
                                SEMIANNUAL REPORT


                                COMMUNICATIONS FOCUS FUND

                                FINANCIAL SERVICES FOCUS FUND

                                HEALTH CARE FOCUS FUND

                                TECHNOLOGY FOCUS FUND


                                             [PEOPLE BIDDING/STOCK MARKET PHOTO]
                                                           [CHARLES SCHWAB LOGO]

SCHWAB

FOCUS FUNDS

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder:

Over the six months covered in this report, stock markets were very volatile, with most stocks losing ground. We did notice a slight rebound towards the end of April, although it's hard to be certain whether it signifies a larger trend.

In this uncertain environment, we suggest sticking to the fundamentals of investing. These include using asset allocation -- adequately diversifying your investments both among and within stocks, bonds and cash -- and maintaining a regular investing program.

It is important to remember that the Schwab Focus Funds concentrate their investments in a single sector and may be more volatile than diversified funds. An investment in these funds should be viewed as a supplement to your core holdings.

By investing with SchwabFunds(R), you've already taken an important step. Our spectrum of 44 mutual funds is designed to help you meet your future goals. Whatever the market environment, the path to investment success involves keeping these goals in mind.

Thank you for choosing SchwabFunds.


Sincerely,

/s/ Charles Schwab

Charles Schwab



SEMIANNUAL REPORT

November 1, 2000 - April 30, 2001

 1    Market Overview

 5    Communications Focus Fund

      Decreases in demand and capital spending led to poor performance in the sector.

14    Financial Services Focus Fund

      Banks and savings and loan companies were the largest contributors to the fund's relatively stable performance.

23    Health Care Focus Fund

      Health care stocks were no longer a safe haven, as large weightings in major pharmaceutical companies hurt the fund's performance.

32    Technology Focus Fund

      Numerous factors led technology stocks to be the worst performing sector in all major indices.

41    Financial Notes

45    HOW TO READ THIS REPORT

      An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW


SLOWING PACE OF GROWTH PUTS PRESSURE ON U.S. ECONOMY.

Although the U.S. economy continued to grow during the report period, there were signs everywhere that the unprecedented ten-plus year stretch of economic growth might be ending.

During the fourth quarter of 2000, the nation's Gross Domestic Product (GDP; see chart, page 2) logged its slowest growth rate in over five years. Meanwhile, equity markets, which had set record highs earlier in the year, tumbled dramatically, and continued to fall during the first quarter of 2001 as well.

The Federal Reserve Bank (the Fed) responded by aggressively lowering interest rates, seeking to keep the suddenly fragile economy from slipping into a recession. During the first half of 2001, the Fed cut the key Federal Funds rate five times, for a total reduction of 2.5%.

While GDP increased slightly to 1.3% during the first quarter of 2001, it is still unclear whether a recession has been averted. Many parts of the U.S. economy remain weak, particularly the technology and industrial production sectors. Another key factor is consumer spending, which is expected to decline as the job layoffs that have been reported over the past several months begin to take their toll in the marketplace.

                         [CHECK BOOK/CALCULATOR PHOTO]

--------------------------------------------------------------------------------
ASSET CLASS PERFORMANCE COMPARISON % returns during the report period
--------------------------------------------------------------------------------

This graph compares the performance of various asset classes during the report period.


                      [ASSET CLASS PERFORMANCE LINE GRAPH]


S&P 500(R) INDEX:measures                         LEHMAN BROTHERS AGGREGATE
U.S. large-cap stocks                             BOND INDEX:measures the U.S.
                                                  bond market
RUSSELL 2000(R) INDEX:measures
U.S. small-cap stocks                             THREE-MONTH TREASURY BILLS
                                                  (T-BILLS):measures short-term
MSCI-EAFE(R) INDEX:measures                       U.S. Treasury obligations
(in U.S. dollars) large-cap stocks in
Europe, Australasia and the Far East

                3 Month        Lehman Aggregate                              Russell 2000
                 T-Bill           Bond Index          MSCI EAFE Index      Small-Cap Index     S&P 500 Index
10/31/00            0                  0                      0                       0                0
 11/3/00         0.05               -0.1                    2.4                    2.04            -0.19
11/10/00         0.17               0.08                   0.22                   -3.32            -4.44
11/17/00         0.26                0.5                  -1.27                   -2.92            -4.32
11/24/00         0.35               0.79                  -3.95                   -5.09            -6.14
 12/1/00         0.44               1.34                  -2.32                   -8.08            -7.86
 12/8/00         0.53               2.29                  -1.13                   -3.58            -4.03
12/15/00         0.61               3.04                  -2.11                   -7.77            -8.07
12/22/00         0.83               3.69                  -3.19                   -6.76             -8.5
12/29/00         0.83               3.44                  -0.27                   -2.56            -7.42
  1/5/01         1.04               4.84                  -0.08                   -6.67            -8.96
 1/12/01         1.07               3.79                  -1.78                   -2.08            -7.54
 1/19/01         1.13               4.42                  -0.95                    -1.6            -5.86
 1/26/01          1.2               4.33                  -1.47                    0.54            -4.99
  2/2/01         1.28                5.1                  -1.23                    1.04             -5.3
  2/9/01         1.33                5.2                  -4.14                    0.28            -7.74
 2/16/01         1.39               4.93                  -5.42                    2.69            -8.67
 2/23/01         1.47               5.08                  -8.56                   -3.62           -12.58
  3/2/01         1.55               5.79                  -8.33                   -3.72           -13.29
  3/9/01         1.63               6.06                  -7.54                   -4.35           -13.34
 3/16/01         1.71               6.79                 -14.86                  -10.74           -19.16
 3/23/01         1.76                  7                 -15.62                  -10.42           -19.93
 3/30/01         2.58               6.68                 -13.95                    -8.9           -18.41
  4/6/01          2.7               7.06                  -12.7                  -12.08           -20.65
 4/13/01         2.74               6.14                 -11.11                   -7.94           -16.78
 4/20/01         2.85               6.13                  -9.02                   -5.56           -12.59
 4/30/01         2.92               6.22                  -8.11                   -1.77           -12.07

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.
Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

UNEMPLOYMENT RISES TO HIGHEST LEVEL SINCE 1998.

For much of 2000, the main concern about unemployment was that it had fallen so low -- under 4% -- that it might help bring on inflation. That fear has now been replaced by its opposite: concern that unemployment may be rising rapidly. As of the report date, unemployment was at its highest level since 1998, and was more than 0.5% above its notable lows of just seven months earlier.

Job losses have affected almost every industry in the economy, which means that it may be difficult for the economy to rebound quickly. Among economic forecasters, the consensus is that unemployment is likely to keep on rising as the economy softens and companies put into effect the layoffs they announced earlier this year.

--------------------------------------------------------------------------------
The country lost 223,000 jobs in April, many of them in the business services and manufacturing sectors.
--------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.

INFLATION REMAINS IN CHECK.

On a positive note, the soft economy and falling interest rates suggest that the risk of inflation is currently very low. Employers continue to benefit from strong worker productivity, which has helped to control labor costs, and consumer prices have been relatively stable.

At the same time, however, consumers are facing steep increases in the costs of gas and energy. Economists will be keeping a watch on gas and energy prices as summer approaches and demand for these resources goes up.


ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior and therefore the funds during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown


The U.S. economy has grown steadily for the past ten years but slowed dramatically in the 4th quarter of 2000. Real GDP grew just 1% during the quarter. The economy grew modestly during Q1 2001, recording a gain of 1.3%.

                          [REAL GDP GROWTH BAR CHART]

                Q2 1991                                   2.6
                Q3 1991                                   1.3
                Q4 1991                                   2.5
                Q1 1992                                   3.8
                Q2 1992                                   3.8
                Q3 1992                                   3.1
                Q4 1992                                   5.4
                Q1 1993                                   0.1
                Q2 1993                                   2.5
                Q3 1993                                   1.8
                Q4 1993                                   6.2
                Q1 1994                                   3.4
                Q2 1994                                   5.7
                Q3 1994                                   2.2
                Q4 1994                                     5
                Q1 1995                                   1.5
                Q2 1995                                   0.8
                Q3 1995                                   3.1
                Q4 1995                                   3.2
                Q1 1996                                   2.9
                Q2 1996                                   6.8
                Q3 1996                                     2
                Q4 1996                                   4.6
                Q1 1997                                   4.4
                Q2 1997                                   5.9
                Q3 1997                                   4.2
                Q4 1997                                   2.8
                Q1 1998                                   6.5
                Q2 1998                                   2.9
                Q3 1998                                   3.4
                Q4 1998                                   5.6
                Q1 1999                                   3.5
                Q2 1999                                   2.5
                Q3 1999                                   5.7
                Q4 1999                                   8.3
                Q1 2000                                   4.8
                Q2 2000                                   5.6
                Q3 2000                                   2.2
                Q4 2000                                     1
                Q1 2001                                   1.3

Gross domestic product, a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

STOCKS TUMBLE WHILE BONDS POST HEALTHY RETURNS.

The dramatic decline of equity markets that began in the last quarter of 2000 continued during the report period, leaving stocks in bear market territory for the first time in years. In the U.S. as well as overseas, stocks of all sizes posted negative returns for the period.

[PEOPLE BIDDING/STOCK MARKET PHOTO]

The biggest declines were in the technology sector, where the dot-com boom of the past several years had driven market valuations to historic highs. As many of these new Internet startups began to downsize

--------------------------------------------------------------------------------
Concerned about high valuations in the face of a slowing economy, investors fled stocks and turned to more conservative investments.
--------------------------------------------------------------------------------

or go under, the technology sector collapsed, with the Nasdaq composite index losing more than a third of its value during the report period. However, stocks did rebound somewhat as the period came to a close, with most major indices posting positive gains for the month of April.

The bond market continued to perform relatively strongly, with positive returns for the report period. Bonds benefited from the U.S. Treasury's decision to use part of the surplus to buy back bonds, which reduced supply and increased returns on bond


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1998. The unemployment rate was 4.5% during April 2001 reflecting the widespread job cuts over the past few months.

                      [U.S. UNEMPLOYMENT RATE LINE GRAPH]

                                                      Unemployment Rate
              May-91                                         6.9
              Jun-91                                         6.9
              Jul-91                                         6.8
              Aug-91                                         6.9
              Sep-91                                         6.9
              Oct-91                                           7
              Nov-91                                           7
              Dec-91                                         7.3
              Jan-92                                         7.3
              Feb-92                                         7.4
              Mar-92                                         7.4
              Apr-92                                         7.4
              May-92                                         7.6
              Jun-92                                         7.8
              Jul-92                                         7.7
              Aug-92                                         7.6
              Sep-92                                         7.6
              Oct-92                                         7.3
              Nov-92                                         7.4
              Dec-92                                         7.4
              Jan-93                                         7.3
              Feb-93                                         7.1
              Mar-93                                           7
              Apr-93                                         7.1
              May-93                                         7.1
              Jun-93                                           7
              Jul-93                                         6.9
              Aug-93                                         6.8
              Sep-93                                         6.7
              Oct-93                                         6.8
              Nov-93                                         6.6
              Dec-93                                         6.5
              Jan-94                                         6.8
              Feb-94                                         6.6
              Mar-94                                         6.5
              Apr-94                                         6.4
              May-94                                         6.1
              Jun-94                                         6.1
              Jul-94                                         6.3
              Aug-94                                           6
              Sep-94                                         5.8
              Oct-94                                         5.8
              Nov-94                                         5.6
              Dec-94                                         5.5
              Jan-95                                         5.6
              Feb-95                                         5.4
              Mar-95                                         5.3
              Apr-95                                         5.8
              May-95                                         5.8
              Jun-95                                         5.6
              Jul-95                                         5.6
              Aug-95                                         5.7
              Sep-95                                         5.6
              Oct-95                                         5.5
              Nov-95                                         5.7
              Dec-95                                         5.6
              Jan-96                                         5.6
              Feb-96                                         5.5
              Mar-96                                         5.6
              Apr-96                                         5.5
              May-96                                         5.6
              Jun-96                                         5.3
              Jul-96                                         5.5
              Aug-96                                         5.1
              Sep-96                                         5.2
              Oct-96                                         5.2
              Nov-96                                         5.3
              Dec-96                                         5.4
              Jan-97                                         5.3
              Feb-97                                         5.3
              Mar-97                                         5.1
              Apr-97                                           5
              May-97                                         4.7
              Jun-97                                           5
              Jul-97                                         4.7
              Aug-97                                         4.9
              Sep-97                                         4.7
              Oct-97                                         4.7
              Nov-97                                         4.6
              Dec-97                                         4.7
              Jan-98                                         4.5
              Feb-98                                         4.6
              Mar-98                                         4.6
              Apr-98                                         4.3
              May-98                                         4.3
              Jun-98                                         4.5
              Jul-98                                         4.5
              Aug-98                                         4.5
              Sep-98                                         4.5
              Oct-98                                         4.5
              Nov-98                                         4.4
              Dec-98                                         4.3
              Jan-99                                         4.3
              Feb-99                                         4.4
              Mar-99                                         4.2
              Apr-99                                         4.3
              May-99                                         4.2
              Jun-99                                         4.3
              Jul-99                                         4.3
              Aug-99                                         4.2
              Sep-99                                         4.2
              Oct-99                                         4.1
              Nov-99                                         4.1
              Dec-99                                         4.1
              Jan-00                                           4
              Feb-00                                         4.1
              Mar-00                                         4.1
              Apr-00                                         3.9
              May-00                                         4.1
              Jun-00                                           4
              Jul-00                                           4
              Aug-00                                         4.1
              Sep-00                                         3.9
              Oct-00                                         3.9
              Nov-00                                           4
              Dec-00                                           4
               1-Jan                                         4.2
               1-Feb                                         4.2
               1-Mar                                         4.3
               1-Apr                                         4.5

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.3% for the 12 months ended April 30, 2001 (2.6% if food and energy are excluded). ECI rose 4.1% for the 12 months ended March 31, 2001.

                       [MEASURES OF INFLATION LINE GRAPH]


     Date        Consumer Price index         Date         Employment Cost Index
    May-91                 5                 Jun-91                 4.6
    Jun-91               4.7                 Sep-91                 4.3
    Jul-91               4.4                 Dec-91                 4.3
    Aug-91               3.8                 Mar-92                   4
    Sep-91               3.4                 Jun-92                 3.6
    Oct-91               2.9                 Sep-92                 3.5
    Nov-91                 3                 Dec-92                 3.5
    Dec-91               3.1                 Mar-93                 3.5
    Jan-92               2.6                 Jun-93                 3.6
    Feb-92               2.8                 Sep-93                 3.6
    Mar-92               3.2                 Dec-93                 3.5
    Apr-92               3.2                 Mar-94                 3.2
    May-92                 3                 Jun-94                 3.2
    Jun-92               3.1                 Sep-94                 3.2
    Jul-92               3.2                 Dec-94                   3
    Aug-92               3.1                 Mar-95                 2.9
    Sep-92                 3                 Jun-95                 2.9
    Oct-92               3.2                 Sep-95                 2.7
    Nov-92                 3                 Dec-95                 2.7
    Dec-92               2.9                 Mar-96                 2.8
    Jan-93               3.3                 Jun-96                 2.9
    Feb-93               3.2                 Sep-96                 2.8
    Mar-93               3.1                 Dec-96                 2.9
    Apr-93               3.2                 Mar-97                 2.9
    May-93               3.2                 Jun-97                 2.8
    Jun-93                 3                 Sep-97                   3
    Jul-93               2.8                 Dec-97                 3.3
    Aug-93               2.8                 Mar-98                 3.3
    Sep-93               2.7                 Jun-98                 3.5
    Oct-93               2.8                 Sep-98                 3.7
    Nov-93               2.7                 Dec-98                 3.4
    Dec-93               2.7                 Mar-99                   3
    Jan-94               2.5                 Jun-99                 3.2
    Feb-94               2.5                 Sep-99                 3.1
    Mar-94               2.5                 Dec-99                 3.4
    Apr-94               2.4                 Mar-00                 4.3
    May-94               2.3                 Jun-00                 4.4
    Jun-94               2.5                 Sep-00                 4.3
    Jul-94               2.8                 Dec-00                 4.1
    Aug-94               2.9                  1-Mar                 4.1
    Sep-94                 3
    Oct-94               2.6
    Nov-94               2.7
    Dec-94               2.7
    Jan-95               2.8
    Feb-95               2.9
    Mar-95               2.9
    Apr-95               3.1
    May-95               3.2
    Jun-95                 3
    Jul-95               2.8
    Aug-95               2.6
    Sep-95               2.5
    Oct-95               2.8
    Nov-95               2.6
    Dec-95               2.5
    Jan-96               2.7
    Feb-96               2.7
    Mar-96               2.8
    Apr-96               2.9
    May-96               2.9
    Jun-96               2.8
    Jul-96                 3
    Aug-96               2.9
    Sep-96                 3
    Oct-96                 3
    Nov-96               3.3
    Dec-96               3.3
    Jan-97                 3
    Feb-97                 3
    Mar-97               2.8
    Apr-97               2.5
    May-97               2.2
    Jun-97               2.3
    Jul-97               2.2
    Aug-97               2.2
    Sep-97               2.2
    Oct-97               2.1
    Nov-97               1.8
    Dec-97               1.7
    Jan-98               1.6
    Feb-98               1.4
    Mar-98               1.4
    Apr-98               1.4
    May-98               1.7
    Jun-98               1.7
    Jul-98               1.7
    Aug-98               1.6
    Sep-98               1.5
    Oct-98               1.5
    Nov-98               1.5
    Dec-98               1.6
    Jan-99               1.7
    Feb-99               1.6
    Mar-99               1.7
    Apr-99               2.3
    May-99               2.1
    Jun-99                 2
    Jul-99               2.1
    Aug-99               2.3
    Sep-99               2.6
    Oct-99               2.6
    Nov-99               2.6
    Dec-99               2.7
    Jan-00               2.7
    Feb-00               3.2
    Mar-00               3.7
    Apr-00                 3
    May-00               3.1
    Jun-00               3.7
    Jul-00               3.7
    Aug-00               3.4
    Sep-00               3.5
    Oct-00               3.4
    Nov-00               3.4
    Dec-00               3.4
     1-Jan               3.7
     1-Feb               3.5
     1-Mar               2.9
     1-Apr

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

investments. Bond performance also got a boost as investors looking for alternatives to stocks competed for a limited supply of bonds. The Fed's reduction of short-term interest rates only helped to boost returns on bonds, while also lifting the performance of short-term debt securities.

ON THE HORIZON: SLOWER GROWTH.

Recent evidence indicates that the economy has indeed slowed and while there has been talk of a possible recession in the press, it is unclear whether the economy will continue to slow or avoid a downturn. The Fed has certainly indicated that it is concerned about a recession by aggressively reducing interest rates, in order to increase the level of economic activity. The slowdown provided momentum for President Bush's proposed tax-cut package,

--------------------------------------------------------------------------------
In spite of the many signs of economic weakness to date, it's still unclear whether the economy will shrink or grow in the second half of 2001.
--------------------------------------------------------------------------------

which was passed by Congress after the close of the report period. The hope is that the combination of lower short-term rates and the tax cut will provide the necessary stimulus to avoid an economic downturn, while setting the stage for continued growth during the second half of the year.


PERFORMANCE OVERALL AND BY SECTOR

Total returns for the report period for the S&P 500(R) Index and the S&P indices that track its 11 component sectors.

The technology and communication sectors' poor performance led to a negative return for the S&P 500 Index.


The stocks in the S&P 500 Index are divided into 11 sectors, each of which represents a cluster of related industries. This chart shows how each sector performed during the report period, as measured by the S&P index that tracks the S&P 500 stocks in each sector.

The performance of different sectors may vary widely within a given report period. Similarly, the performance of any given sector relative to the others may vary widely from period to period. Historically, it has been unusual for any one sector to maintain the same performance ranking over a long period of time (although it has not been uncommon for one sector or another to show above-average performance over longer periods).

                           [S&P 500 SECTOR BAR CHART]

S&P 500 SECTOR INDICES FOR 10/31/00 - 4/30/01

Basic Materials                                                            17.65
Consumer Cyclicals                                                            12
Transportation                                                              8.18
Utilities                                                                   6.28
Energy                                                                      5.77
Consumer Staples                                                           -3.63
S&P 500 INDEX                                                             -12.07
Financials                                                                 -3.77
Capital Goods                                                              -5.66
Health Care                                                                 -6.5
Communication Services                                                     -18.4
Technology                                                                -37.62


Data source: Wilshire Associates.

COMMUNICATIONS FOCUS FUND


"All of the major stock indices were off by more than 20% from their highs of March 2000, which means they are considered to be in bear market territory."

[PHOTO OF GERI HOM AND LARRY MANO]


Portfolio Managers
Geri Hom and
Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


                            TICKER SYMBOL     SWCFX
--------------------------------------------------------------------------------
Investors who believe that communications firms may be a good long-term investment and are able to accept the risks may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

SEVERE VOLATILITY WAS THE MAIN STORY DURING THE REPORT PERIOD, AS EQUITY MARKETS FELL DRAMATICALLY. The first quarter of 2001 was the worst ever for the technology-laden Nasdaq, which fell 26%. Contributing factors include fallout from the Fed's interest rate increases in early 2000, U.S. and foreign investor concerns over high stock valuations and lower-than-expected earnings from many corporations.

THE COMMUNICATIONS SECTOR FARED POORLY AS COMMUNICATIONS EQUIPMENT STOCKS POSTED THE STEEPEST LOSSES AND WERE THE LARGEST CONTRIBUTORS TO THE FUND'S DISAPPOINTING PERFORMANCE. As telecom carriers cut back on equipment purchases, equipment providers such as Nortel Networks announced profit warnings. Partially offsetting the losses was the strong performance of publishing companies.

STOCKS RALLIED AGAIN IN APRIL, WITH THE S&P 500(R) UP 7.8%, ITS BEST MONTH IN OVER A YEAR. A major factor appears to have been the Fed's series of interest rate cuts that began in January of 2001.

Keep in mind that this fund carries above-average risks because it focuses on one sector and can invest a substantial portion of assets in a relatively small number of companies. While we believe sector investments have the potential to add value to a well-rounded portfolio over time, there's no assurance that this will prove to be the case.

COMMUNICATIONS FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/01

This chart compares performance of the fund with the S&P Communications Sector Index and the Morningstar Communications Fund category.

                    [AVERAGE ANNUAL TOTAL RETURN BAR CHART]
                                  TOTAL RETURN

                                                         SINCE INCEPTION:
                                        6 MONTHS 3            7/3/00 3
FUND 1                                  (26.55%)            (40.28%)

S&P COMMUNICATIONS SECTOR INDEX         (18.41%)            (25.51%)

PEER GROUP AVERAGE 2                    (35.30%)            (43.92%)


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Communications Sector Index.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]



                                    S&P Communications
                    SWCFX         Services Industry Group        S&P 500 Index
  7/3/00            10000                10000                       10000
 7/31/00             9490                 9206                        9844
 8/31/00             9720                 8987                       10455
 9/30/00             8510                 8910                        9903
10/31/00             8130                 9130                        9862
11/30/00             6740                 7824                        9085
12/31/00             6402                 7205                        9129
 1/31/01             7382                 8263                        9453
 2/28/01             5972                 7521                        8591
 3/31/01             5462                 7147                        8046
 4/30/01             5972                 7449                        8672

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 Source: Morningstar, Inc. As of 4/30/01, the total number of funds in the Communications Fund category for the 6- and ten-month periods was 49 and 38, respectively. The peer group average is shown for comparison only.
3   Not annualized.

FUND FACTS


TOP TEN HOLDINGS 1 as of 4/30/01

 1 VERIZON COMMUNICATIONS                                                  8.4%
 2 SBC COMMUNICATIONS, INC.                                                8.3%
 3 NOKIA OYJ                                                               7.5%
 4 QWEST COMMUNICATIONS INTERNATIONAL, INC.                                5.0%
 5 BELLSOUTH CORP.                                                         4.8%
 6 AT&T WIRELESS GROUP                                                     4.7%
 7 AT&T CORP.-LIBERTY MEDIA GROUP, CLASS A                                 3.6%
 8 WORLDCOM, INC.                                                          3.3%
 9 LUCENT TECHNOLOGIES, INC.                                               2.8%
10 AT&T CORP.                                                              2.8%
-------------------------------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                                            51.2%


STATISTICS as of 4/30/01

                                                                     PEER GROUP
                                               FUND                   AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                              51                       59
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                    $52,123                  $26,831
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                     27.0                     32.9
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                          4.0                      5.4
--------------------------------------------------------------------------------
12-Month Yield 3                                --                       --
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        84% 4                    182%
--------------------------------------------------------------------------------
Three-Year Beta 3                               --                       --
--------------------------------------------------------------------------------


EXPENSE RATIO as of 4/30/01
                           [EXPENSE RATIO BAR CHART]

Fund                        0.89% 5
Peer Group Average          1.39% 2

INDUSTRY WEIGHTINGS as of 4/30/01

This shows the composition by industry of the fund's portfolio as of the report date.


INDUSTRIES IN THE COMMUNICATIONS FOCUS FUND
--------------------------------------------------------------------------------
                        [INDUSTRY WEIGHTINGS PIE CHART]

1   61.7%  Telephone
2   20.1%  Electronics
3   12.5%  Media
4    5.7%  Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/01, there were 49 funds in the Communications Fund category.

3   Not available until the fund has sufficient performance to report.

4   Not annualized.

5 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the period was 0.01% higher due to certain non-routine expenses.

COMMUNICATIONS FOCUS FUND -- FINANCIALS
================================================================================

FINANCIAL TABLES
These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                       11/1/00-       7/3/00 1-
                                                       4/30/01        10/31/00
PER-SHARE DATA ($)
================================================================================
Net asset value at beginning of period                   8.13            10.00
                                                      --------------------------
Loss from investment operations:
    Net investment income or loss                      (0.00) 2          0.00 2
    Net realized and unrealized losses                 (2.16)           (1.87)
                                                      --------------------------
    Total loss from investment operations              (2.16)           (1.87)
                                                      --------------------------
Net asset value at end of period                        5.97             8.13
                                                      ==========================
Total return (%)                                      (26.55) 3        (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
================================================================================
Ratio of net operating expenses to
 average net assets                                     0.89 4,5         0.89 4
Expense reductions reflected in above ratio             0.39 4           0.82 4
Ratio of net investment income or loss to
 average net assets                                    (0.08) 4          0.07 4
Portfolio turnover rate                                   84               45
Net assets, end of period ($ x 1,000,000)                 25               32


1   Commencement of operations.

2   Per-share amount was less than $0.01.

3   Not annualized.

4   Annualized.

5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.


  8       SEE THE FINANCIAL NOTES, WHICH
=====     ARE INTEGRAL TO THIS INFORMATION.

Analytics Fund, Page 9


PORTFOLIO HOLDINGS
As of April 30, 2001; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


 1  Top ten holding

 +  New holding (since 10/31/00)

 o  Non-income producing security

 *  American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.


                        [PORTFOLIOS HOLDINGS PIE CHART]

ALL DOLLAR VALUES ARE IN THOUSANDS.


         99.7%  COMMON STOCK
                Market Value: $25,185
                Cost: $30,196

          0.3%  SHORT TERM INVESTMENT
                Market Value: $70
                Cost: $70

        =============================

        100.0%  TOTAL INVESTMENTS
                Market Value: $25,255
                Cost: $30,266


COMMON STOCK  99.7% of investments

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       AUTOMOTIVE PRODUCTS / MOTOR VEHICLES                                1.1%
       -------------------------------------------------------------------------
  o    General Motors Corp., Class H    13,100                             278

       BUSINESS MACHINES & SOFTWARE  1.2%
       -------------------------------------------------------------------------
  o    Comverse Technology, Inc.    4,289                                  294

       BUSINESS SERVICES  1.5%
       -------------------------------------------------------------------------
       Nortel Networks Corp.    25,152                                     385

       ELECTRONICS  20.1%
       -------------------------------------------------------------------------
  o    CIENA Corp.    6,836                                                376
o+     JDS Uniphase Corp.    26,900                                        575
 9     Lucent Technologies, Inc.    70,982                                 711
       Motorola, Inc.    29,390                                            457
  o    Nextel Communications, Inc.,
       Class A    13,283                                                   216
 o+    Nextel Partners, Inc., Class A    11,500                            198
 *3    Nokia Oyj     55,553                                              1,899
       Scientific-Atlanta, Inc.    5,421                                   313
  o    Tellabs, Inc.    9,407                                              330
                                                                        ------
                                                                         5,075
       MEDIA 12.5%
       -------------------------------------------------------------------------
  o    BHC Communications, Inc.,
       Class A    1,821                                                    246
 o+    Charter Communications, Inc.,
       Class A    9,800                                                    210
  o    Clear Channel Communications,
       Inc.    8,542                                                       477
  o    Comcast Corp., Class A    10,100                                    436
 o+    Cox Communications, Inc.,
       Class A    4,100                                                    187
  o    EchoStar Communications Corp.,
       Class A    6,697                                                    201
 o+    Fox Entertainment Group, Inc.,
       Class A    12,300                                                   282
  o    Gaylord Entertainment Co.    19,900                                 577
*o+    Grupo Televisa SA     4,900                                         186
       Media General, Inc., Class A    3,830                               184
       The Walt Disney Co.    5,695                                        172
                                                                        ------
                                                                         3,158

       PRODUCER GOODS & MANUFACTURING  1.6%
       -------------------------------------------------------------------------
       Corning, Inc.    18,361                                             403

       TELEPHONE  61.7%
       -------------------------------------------------------------------------
  *    Alcatel SA     17,038                                               553
  +    Alltel Corp.    5,500                                               300
 10    AT&T Corp.    31,492                                                702
 o7    AT&T Corp. -- Liberty Media Group,
       Class A     56,354                                                  902
 o6    AT&T Wireless Group     58,900                                    1,184
 o5    BellSouth Corp.    28,737                                         1,206


                                          SEE THE FINANCIAL NOTES, WHICH     9
                                       ARE INTEGRAL TO THIS INFORMATION.   =====

COMMUNICATIONS FOCUS FUND -- FINANCIALS
===============================================================================

PORTFOLIO HOLDINGS Continued
As of April 30, 2001; unaudited.

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
 **  British Telecommunications
     PLC     2,700                                                         218
 *+  Compania Anonima Nacional
     Telefonos de Venezuela     7,100                                      163
 *o  Deutsche Telekom AG     7,360                                         189
*o+  Grupo Iusacell SA     21,100                                          172
  *  Korean Telecom Corp.     7,300                                        202
 *+  Nippon Telegraph & Telephone
     Corp.     11,400                                                      375
  *  PT Indosat     35,800                                                 250
 o4  Qwest Communications
     International, Inc.    31,133                                       1,273
 *+  Rostelecom     30,800                                                 148
  2  SBC Communications, Inc.    50,904                                  2,100
 *+  SK Telecom Co. Ltd.     14,500                                        305
  o  Sprint Corp. (PCS Group)     20,609                                   528
 *+  Telecomunicacoes Brasileiras SA     4,700                             241
  *  Telefonaktiebolaget LM Ericsson     63,766                            410
*o+  Telefonica SA     5,000                                               251
  *  Telefonos de Mexico SA     8,137                                      282
 o1  Verizon Communications    38,282                                    2,108
  *  Vodafone Group PLC     11,872                                         360
  o  VoiceStream Wireless Corp.     3,324                                  349
o#8  Worldcom, Inc.    45,011                                              821
                                                                        ------
                                                                        15,592



SHORT TERM INVESTMENT
0.3% of investments

SECURITY                                  FACE VALUE                MKT. VALUE
    RATE, MATURITY DATE                   ($ x 1,000)               ($ x 1,000)
Brown Brothers Harriman,
Grand Cayman Time Deposit
    4.07%, 5/1/01                              70                        70


--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


  10      SEE THE FINANCIAL NOTES, WHICH
======    ARE INTEGRAL TO THIS INFORMATION.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
=============================================================================
Investments, at market value                                      $ 25,255  a
Receivables:
  Fund shares sold                                                      34
  Dividends                                                             42
Prepaid expenses                                                  +     17
                                                                  --------
TOTAL ASSETS                                                        25,348

LIABILITIES
=============================================================================
Payables:
  Fund shares redeemed                                                   4
  Investments bought                                                   130
  Investment adviser and administrator fees                              8
  Transfer agent and shareholder service fees                            1
Accrued expenses                                                  +     33
                                                                  --------
TOTAL LIABILITIES                                                      176

NET ASSETS
=============================================================================
TOTAL ASSETS                                                        25,348
TOTAL LIABILITIES                                                 -    176
                                                                  --------
NET ASSETS                                                        $ 25,172

NET ASSETS BY SOURCE
Capital received from investors                                     41,330
Net investment loss                                                    (12)
Net realized capital losses                                        (11,135)
Net unrealized capital losses                                       (5,011)

Net Asset Value (NAV)


                          SHARES
NET ASSETS      /       OUTSTANDING     =     NAV
$25,172                    4,216             $5.97


FEDERAL TAX DATA
===============================================================================
COST BASIS OF PORTFOLIO                                                $ 34,751
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                  $  1,155
Losses                                                                 +(10,651)
                                                                       --------
                                                                       ($ 9,496)

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                                                   Loss amount
  2008                                                                 $1,226


a. The fund paid $30,266 for these securities. Not counting short-term obligations and government securities, the fund paid $24,473 for securities during the report period and received $22,869 from securities it sold or that matured.


                                         SEE THE FINANCIAL NOTES, WHICH    11
                                      ARE INTEGRAL TO THIS INFORMATION.  ======

COMMUNICATIONS FOCUS Fund -- FINANCIALS
================================================================================

Statement of
OPERATIONS
For November 1, 2000 through April 30, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
=============================================================================
Dividends                                                           $   108
Interest                                                            +     3
                                                                    -------
TOTAL INVESTMENT INCOME                                                 111

NET REALIZED GAINS AND LOSSES
=============================================================================
Net realized losses on investments sold                              (8,872)

NET UNREALIZED GAINS AND LOSSES
=============================================================================
Net unrealized gains on investments                                      23

EXPENSES
=============================================================================
Investment adviser and administrator fees                                73  a
Transfer agent and shareholder service fees                              34  b
Trustees' fees                                                            2  c
Custodian fees                                                           22
Portfolio accounting fees                                                 2
Professional fees                                                         9
Registration fees                                                        19
Shareholder reports                                                      11
Interest expense                                                          2
Other expenses                                                      +     1
                                                                    -------
Total expenses                                                          175
Expense reduction                                                   -    53  d
                                                                    -------
NET EXPENSES                                                            122

DECREASE IN NET ASSETS FROM OPERATIONS
=============================================================================
TOTAL INVESTMENT INCOME                                                 111
NET EXPENSES                                                        -   122
                                                                    -------
NET INVESTMENT LOSS                                                     (11)
NET REALIZED LOSSES                                                  (8,872) e
NET UNREALIZED GAINS                                                +    23  e
                                                                    -------
DECREASE IN NET ASSETS FROM OPERATIONS                              ($8,860)

a. Calculated as 0.54% of average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Includes $51 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e. These add up to a net loss on investments of $8,849.


  12    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

Statement of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/00-4/30/01 are unaudited.

OPERATIONS
===============================================================================
                                              11/1/00-4/30/01   7/3/00-10/31/00
Net investment income or loss                    ($   11)          $     8
Net realized losses                               (8,872)           (2,263)
Net unrealized gains or losses                  +     23            (5,034)
                                                --------------------------
DECREASE IN NET ASSETS FROM OPERATIONS            (8,860)           (7,289)

DISTRIBUTIONS PAID
===============================================================================
Dividends from net investment income            $      9           $   --


TRANSACTIONS IN FUND SHARES
================================================================================
                                    11/1/00-4/30/01          7/3/00-10/31/00
                                   QUANTITY   VALUE          QUANTITY   VALUE
Shares sold                        1,352     $  9,213         4,323    $ 42,627
Shares reinvested                      1            8            --          --
Shares redeemed                 + (1,125)      (7,593)         (335)     (2,925) a
                                -----------------------------------------------
NET INCREASE                         228     $  1,628         3,988    $ 39,702

SHARES OUTSTANDING AND NET ASSETS
================================================================================
                                   11/1/00-4/30/01           7/3/00-10/31/00
                                 SHARES   NET ASSETS      SHARES     NET ASSETS
Beginning of period               3,988    $ 32,413          --       $    --
Total increase or
    decrease                    +   228      (7,241)      3,988         32,413  b
                                ----------------------------------------------
END OF PERIOD                     4,216    $ 25,172       3,988       $ 32,413  c


a. Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

        CURRENT PERIOD    $45
        PRIOR PERIOD      $22

b. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c. Includes net investment loss in the amount of $12 at the end of the current period and net investment income not yet distributed in the amount of $8 at the end of the prior period.


                                        SEE THE FINANCIAL NOTES, WHICH      13
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

FINANCIAL SERVICES FOCUS FUND

                      [PHOTO OF GERI HOM AND LARRY MANO]

"Banks, in addition to savings and loan companies, posted the strongest performance during the period and helped the fund avoid substantial losses in a difficult market."


    Portfolio Managers
    Geri Hom and Larry Mano

  GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

  LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

                      TICKER SYMBOL               SWFFX
--------------------------------------------------------------------------------

This fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance of the U.S. financial services sector.
--------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

SEVERE VOLATILITY WAS THE MAIN STORY DURING THE REPORT PERIOD, AS EQUITY MARKETS FELL DRAMATICALLY. The first quarter of 2001 was the worst ever for the technology-laden Nasdaq, which fell 26%. Contributing factors include fallout from the Fed's interest rate increases in early 2000, U.S. and foreign investor concerns over high stock valuations and lower-than-expected earnings from many corporations.

LOW INTEREST RATES HELPED THE FINANCIAL SERVICES SECTOR SURVIVE THE VOLATILE ENVIRONMENT. The fund's relatively stable performance for the report period was better than its sector overall, and far better than for the overall market. After long being out of favor, financial stocks attracted investors looking for value. The Fed's subsequent cuts in interest rates only made these stocks more attractive.

STOCKS RALLIED AGAIN IN APRIL, WITH THE S&P 500(R) UP 7.8%, ITS BEST MONTH IN OVER A YEAR. A major factor appears to have been the Fed's series of interest rate cuts that began in January of 2001.

Keep in mind that this fund carries above-average risks because it focuses on one sector and can invest a substantial portion of assets in a relatively small number of companies. While we believe sector investments have the potential to add value to a well-rounded portfolio over time, there's no assurance that this will prove to be the case.

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/01

This chart compares performance of the fund with the S&P Financial Services Sector Index and the Morningstar Financial Services Fund category.

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]
                                  TOTAL RETURN

                                                         SINCE INCEPTION:
                                        6 MONTHS 3            7/3/00 3
FUND 1                                   (1.88%)             16.37%

S&P FINANCIAL SERVICES SECTOR INDEX      (3.68%)             18.77%

PEER GROUP AVERAGE 2                      2.68%              24.89%


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Financial Services Sector Index.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]

                                     S&P Financial
                                       Services             S&P 500
                         FUND        Sector Index            Index
         7/3/00         10000            10000               10000
        7/31/00         10770            11030                9844
        8/31/00         11830            12076               10455
        9/30/00         12050            12368                9903
       10/31/00         11860            12331                9862
       11/30/00         11200            11621                9085
       12/31/00         12136            12670                9129
        1/31/01         11928            12636                9453
        2/28/01         11501            11807                8591
        3/31/01         11023            11450                8046
        4/30/01         11637            11875                8672


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The Indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/01, the total number of funds in the Financial Services Fund category for the 6- and ten-month periods was 88 and 80, respectively. The peer group average is shown for comparison only.

3  Not annualized.

FINANCIAL SERVICES FOCUS FUND

FUND FACTS

 TOP TEN HOLDINGS 1 as of 4/30/01
  1     GENERAL ELECTRIC CO.                                              16.4%
  2     AMERICAN INTERNATIONAL GROUP, INC.                                 6.4%
  3     CITIGROUP, INC.                                                    4.6%
  4     BERKSHIRE HATHAWAY, INC., CLASS A                                  3.6%
  5     J.P. MORGAN CHASE & CO.                                            3.5%
  6     BANK OF AMERICA CORP.                                              3.2%
  7     WELLS FARGO & CO.                                                  3.0%
  8     MORGAN STANLEY DEAN WITTER & CO.                                   2.8%
  9     FANNIE MAE                                                         2.5%
 10     BANK ONE CORP.                                                     2.3%
--------------------------------------------------------------------------------
 TOTAL PERCENTAGE OF INVESTMENTS                                          48.3%


INDUSTRY WEIGHTINGS as of 4/30/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE FINANCIAL SERVICES FOCUS FUND
--------------------------------------------------------------------------------
           [INDUSTRIES IN THE FINANCIAL SERVICES FOCUS FUND PIE CHART]

1    30.3%    Miscellaneous Finance
2    27.2%    Banks
3    20.7%    Insurance
4    16.4%    Producer Goods & Manufacturing
5     2.1%    Real Property
6     3.3%    Other



STATISTICS as of 4/30/01

                                                                    PEER GROUP
                                                           FUND      AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                          100            68
-------------------------------------------------------------------------------
Median Market Cap ($ Mil)                               $48,959       $21,177
-------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                 22.1          19.7
-------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                      4.3           3.5
-------------------------------------------------------------------------------
12-Month Yield 3                                            --             --
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                      75% 4        264%
-------------------------------------------------------------------------------
Three-Year Beta 3                                           --             --
-------------------------------------------------------------------------------

EXPENSE RATIO as of 4/30/01

                            [EXPENSE RATIO BAR CHART]

FUND                                                            0.89% 5
PEER GROUP AVERAGE                                              1.64% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/01, there were 88 funds in the Financial Services Fund category.

3  Not available until the fund has sufficient performance to report.

4  Not annualized.

5 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS
================================================================================

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                        11/1/00 -      7/3/00 1 -
                                                        4/30/01        10/31/00
PER-SHARE DATA ($)
================================================================================
Net asset value at beginning of period                    11.86        10.00
                                                        -----------------------
Income or loss from
 investment operations:
   Net investment income                                   0.04         0.04
   Net realized and unrealized gains or losses            (0.27)        1.82
                                                        -----------------------
   Total income or loss from investment operations        (0.23)        1.86
Less distributions:
   Dividends from net investment income                   (0.06)          --
   Distributions from net realized gains                  (0.38)          --
                                                        -----------------------
   Total Distributions                                    (0.44)          --
                                                        -----------------------
 Net asset value at end of period                         11.19        11.86
                                                        =======================
 Total return (%)                                         (1.88) 2     18.60 2

 RATIOS/SUPPLEMENTAL DATA (%)
================================================================================
 Ratio of net operating expenses to
  average net assets                                       0.89 3       0.89 3
 Expense reductions reflected in above ratio               0.34 3       1.10 3
 Ratio of net investment income to
  average net assets                                       0.72 3       1.04 3
 Portfolio turnover rate                                     75           40
 Net assets, end of period ($ x 1,000,000)                   26           24


1  Commencement of operations.

2  Not annualized.

3  Annualized.


                                        SEE THE FINANCIAL NOTES, WHICH      17
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS
As of April 30, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

1  Top ten holding
+  New holding (since 10/31/00)
o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.


ALL DOLLAR VALUES ARE IN THOUSANDS.

                                  [INVESTMENT PIE CHART]

         99.6%  COMMON STOCK
                Market Value: $26,299
                Cost: $24,723

          0.4%  SHORT TERM INVESTMENT
                Market Value: $117
                Cost: $117

        =============================

        100.0%  TOTAL INVESTMENTS
                Market Value: $26,416
                Cost: $24,840



    COMMON STOCK  99.6% of investments
================================================================================

                                                          MKT. VALUE
     SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
     BANKS  27.2%
     -----------------------------------------------------------
     BancWest Corp.    6,260                                 156
  6  Bank of America Corp.    14,980                         839
     Bank of New York Co., Inc.    9,660                     485
 10  Bank One Corp.    16,200                                612
     BB&T Corp.    5,460                                     193
  +  Comerica, Inc.    900                                    46
  +  Doral Financial Corp.    1,800                           58
     Fifth Third Bancorp.    5,390                           290
  +  First Union Corp.    5,300                              159
     FleetBoston Financial Corp.    12,580                   483
     Golden West Financial Corp.    1,920                    113
  +  GreenPoint Financial Corp.    1,700                      63
  5  J.P. Morgan Chase & Co.    19,464                       934
  +  KeyCorp, Inc.    1,200                                   28
     Mellon Financial Corp.    6,840                         280
     Northern Trust Corp.    3,380                           220
  +  PNC Financial Services Group    2,900                   189
     Providian Financial Corp.    3,200                      171
  +  Regions Financial Corp.    300                            9
  +  SouthTrust Corp.    200                                   9
 o+  Southwest Bancorp. of Texas, Inc.    300                 10
     State Street Corp.    2,540                             264
  +  Sterling Bancshares, Inc.    3,100                       56
     SunTrust Banks, Inc.    400                              25
  +  Synovus Financial Corp.    900                           26
     U.S. Bancorp.    16,515                                 350
  7  Wells Fargo & Co.    16,900                             794
  +  Westcorp, Inc.    16,900                                316
                                                         -------
                                                           7,178

     BUSINESS SERVICES  1.4%
     -----------------------------------------------------------
   o Cendant Corp.    1,900                                   34
  o+ Concord EFS, Inc.    2,600                              121
   + Metris Cos., Inc.    2,600                               78
   o National Processing, Inc.     4,400                     103
  o+ NCO Group, Inc.    1,300                                 35
                                                         -------
                                                             371

     HEALTHCARE / DRUGS & MEDICINE  0.9%
     -----------------------------------------------------------
     UnitedHealth Group, Inc.    3,400                       223

     INSURANCE  20.7%
     -----------------------------------------------------------
     AFLAC, Inc.    5,100                                    162
     Allstate Corp.    7,920                                 331
     American Financial Group,
     Inc.    15,380                                          409
     American General Corp.    3,160                         138
   2 American International Group,
     Inc.    20,670                                        1,691
   + Brown & Brown, Inc.    200                                8
     Chubb Corp.    500                                       33
   o CNA Financial Corp.    6,100                            215
   + Conseco, Inc.    2,200                                   42
   + Fidelity National Financial, Inc.    5,100              119
   + First American Corp.    10,500                          209
   + Harleysville Group, Inc.    2,900                        78

  18      SEE THE FINANCIAL NOTES, WHICH
======    ARE INTEGRAL TO THIS INFORMATION.

                                                          MKT. VALUE
     SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
     Hartford Financial Services Group,
     Inc.    2,940                                           183
     John Hancock Financial Services    3,620                134
   + LandAmerica Financial Group, Inc.    1,900               57
   + Liberty Financial Cos., Inc.    300                      12
     Lincoln National Corp.    400                            18
     Loew's Corp.    7,800                                   526
     Manulife Financial Corp.    3,980                       100
     Marsh & McLennan Cos., Inc.    2,080                    201
   + MBIA, Inc.    150                                         7
     Metlife, Inc.    13,800                                 400
     Nationwide Financial Services, Inc.,
     Class A    2,600                                        106
     Old Republic International Corp.    2,600                75
     Reinsurance Group of America, Inc.    400                13
     St. Paul Cos., Inc.    700                               32
   + UnumProvident Corp.    4,600                            138
     W.R. Berkley Corp.    960                                39
                                                         -------
                                                           5,476

     MISCELLANEOUS FINANCE  30.3%
     -----------------------------------------------------------
     A.G. Edwards, Inc.    440                                18
     Alliance Capital Management
     Holding L.P.    1,100                                    51
     Allied Capital Corp.    3,700                            86
     American Express Co.    11,760                          499
  o+ AmeriCredit Corp.    1,900                               88
  o4 Berkshire Hathaway, Inc.,
     Class A    14                                           952
     Capital One Financial Corp.    1,300                     82
   + Charter One Financial, Inc.    4,400                    129
     CIT Group, Inc., Class A    1,000                        37
   3 Citigroup, Inc.    24,875                             1,223
   + Countrywide Credit Industries,
     Inc.    1,200                                            51
     Eaton Vance Corp.    620                                 20
   9 Fannie Mae    8,320                                     668
   + Franklin Resources, Inc.    3,086                       135
     Freddie Mac    4,800                                    316
     Goldman Sachs Group, Inc.    3,820                      348
   + Greater Bay Bancorp    1,500                             41
     Heller Financial, Inc., Class A    500                   16
     Household International, Inc.    3,700                  237
     Investors Financial Services Corp.    1,780             127
  o+ LaBranche & Co., Inc.    1,600                           58
     Lehman Brothers Holdings, Inc.    3,960                 288
     MBNA Corp.    7,960                                     284
   + Merrill Lynch & Co., Inc.    7,500                      463
   8 Morgan Stanley Dean Witter
     & Co.    11,620                                         730
   o NextCard, Inc.    22,200                                240
  o+ Ocwen Financial Corp.    6,700                           65
   + USA Education, Inc.    200                               14
   + Washington Mutual, Inc.    7,500                        374
     Wesco Financial Corp.    1,200                          358
                                                         -------
                                                           7,998

     PRODUCER GOODS & MANUFACTURING  16.4%
     -----------------------------------------------------------
  1  General Electric Co.    89,460                        4,341

     REAL PROPERTY  2.1%
     -----------------------------------------------------------
     iStar Financial, Inc.    4,500                          112
  o+ Jones Lang LaSalle, Inc.     9,600                      123
   + The Macerich Co.    9,600                               216
   + New Plan Excel Realty Trust    4,700                     74
   + Ventas, Inc.    2,800                                    25
                                                         -------
                                                             550
     TRAVEL & RECREATION  0.6%
     -----------------------------------------------------------
   + Host Marriott Corp.    12,600                           162

     SHORT TERM INVESTMENT
     0.4% of investments

      SECURITY                             FACE VALUE    MKT. VALUE
        RATE, MATURITY DATE                ($ x 1,000)  ($ x 1,000)
     Wachovia Bank NA, Grand
     Cayman Time Deposit
       4.07%, 5/1/01                            117          117

    END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                           SEE THE FINANCIAL NOTES, WHICH   19
                                         ARE INTEGRAL TO THIS INFORMATION.  ==

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS
================================================================================
Statement of
ASSETS AND LIABILITIES
As of April 30, 2001; unaudited. All numbers x 1,000 except NAV.



ASSETS
================================================================================
Investments, at market value                                          $ 26,416 a
Receivables:
  Fund shares sold                                                          51
  Dividends                                                                 15
Prepaid expenses                                                      +     11
                                                                      --------
TOTAL ASSETS                                                            26,493

LIABILITIES
================================================================================
Payables:
  Fund shares redeemed                                                      23
  Investments bought                                                        94
  Investment adviser and administrator fees                                  7
  Transfer agent and shareholder service fees                                1
Accrued expenses                                                      +     44
                                                                      --------
TOTAL LIABILITIES                                                          169

NET ASSETS
================================================================================
TOTAL ASSETS                                                            26,493
TOTAL LIABILITIES                                                     -    169
                                                                      --------
NET ASSETS                                                            $ 26,324

NET ASSETS BY SOURCE
Capital received from investors                                         24,735
Net investment income not yet distributed                                   46
Net realized capital losses                                                (33)
Net unrealized capital gains                                             1,576


NET ASSET VALUE (NAV)

                                  SHARES
NET ASSETS          /           OUTSTANDING        =     NAV
$26,324                            2,352                $11.19

FEDERAL TAX DATA
===============================================================
COST BASIS OF PORTFOLIO                     $25,271
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $ 2,172
Losses                                    +  (1,027)
                                           ---------
                                            $ 1,145

a. The fund paid $24,840 for these securities. Not counting short-term obligations and government securities, the fund paid $22,155 for securities during the report period and received $19,251 from securities it sold or that matured.


20  SEE THE FINANCIAL NOTES, WHICH
==  ARE INTEGRAL TO THIS INFORMATION.

Statement of
OPERATIONS
For November 1, 2000 through April 30, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
================================================================================
Dividends                                                                $202
Interest                                                            +       3
                                                                    ---------
TOTAL INVESTMENT INCOME                                                   205

NET REALIZED GAINS AND LOSSES
================================================================================
Net realized gains on investments sold                                     62

NET UNREALIZED GAINS AND LOSSES
================================================================================
Net unrealized losses on investments                                     (818)

EXPENSES
================================================================================
Investment adviser and administrator fees                                  69 a
Transfer agent and shareholder service fees                                32 b
Trustees' fees                                                              2 c
Custodian fees                                                             21
Portfolio accounting fees                                                   2
Professional fees                                                           9
Registration fees                                                          13
Shareholder reports                                                         7
Interest expense                                                            1
Other expenses                                                      +       1
                                                                    ---------
Total expenses                                                            157
Expense reduction                                                   -      43 d
                                                                    ---------
NET EXPENSES                                                              114

DECREASE IN NET ASSETS FROM OPERATIONS
================================================================================
TOTAL INVESTMENT INCOME                                                   205
NET EXPENSES                                                        -     114
                                                                    ---------
NET INVESTMENT INCOME                                                      91
NET REALIZED GAINS                                                         62 e
NET UNREALIZED LOSSES                                               +    (818)e
                                                                    ---------
DECREASE IN NET ASSETS FROM OPERATIONS                                  ($665)

a. Calculated as 0.54% of average daily net assets.


b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.


d. Includes $42 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.


e. These add up to a net loss on investments of $756.


                                            SEE THE FINANCIAL NOTES, WHICH    21
                                          ARE INTEGRAL TO THIS INFORMATION.   ==

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS


Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/00-4/30/01 are unaudited.

OPERATIONS
================================================================================
                                           11/1/00-4/30/01       7/3/00-10/31/00
Net investment income                     $        91              $      75
Net realized gains                                 62                    714
Net unrealized gains or losses                   (818)                 2,394
                                          ----------------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                                (665)                 3,183

DISTRIBUTIONS PAID
================================================================================
Dividends from net investment income              120                     --
Distributions from net realized gains     +       809                     --
                                          ----------------------------------
TOTAL DISTRIBUTIONS PAID                  $       929              $      --

TRANSACTIONS IN FUND SHARES
================================================================================
                                        11/1/00-4/30/01     7/3/00-10/31/00
                                       QUANTITY   VALUE     QUANTITY   VALUE
Shares sold                               637    $7,244      2,202    $22,882
Shares reinvested                          78       860        --        --
Shares redeemed                        + (398)   (4,326)      (167)    (1,925) a
                                       --------------------------------------
NET INCREASE                              317    $3,778      2,035    $20,957

SHARES OUTSTANDING AND NET ASSETS
================================================================================
                                        11/1/00-4/30/01        7/3/00-10/31/00
                                        SHARES  NET ASSETS   SHARES   NET ASSETS
Beginning of period                      2,035   $24,140        --    $     --
Total increase                         +   317     2,184      2,035     24,140 b
                                       ---------------------------------------
END OF PERIOD                            2,352   $26,324      2,035   $ 24,140 c


a. Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

                CURRENT PERIOD    $15
                PRIOR PERIOD      $13

b. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.


c. Includes net investment income not yet distributed in the amount of $46 and $75 at the end of the current period and the prior period, respectively.


22  SEE THE FINANCIAL NOTES, WHICH
==  ARE INTEGRAL TO THIS INFORMATION.

HEALTH CARE
FOCUS FUND


                       [PHOTO OF GERI HOM AND LARRY MANO]


"While we believe that major pharmaceutical companies and diversified health care companies have good long-term prospects, the fund's emphasis on them did not help during this report period."

Portfolio Managers
Geri Hom and
Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

                            TICKER SYMBOL      SWHFX

--------------------------------------------------------------------------------
Investors who believe that U.S. health care companies may show potential long-term growth may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

SEVERE VOLATILITY WAS THE MAIN STORY DURING THE REPORT PERIOD, AS EQUITY MARKETS FELL DRAMATICALLY. The first quarter of 2001 was the worst ever for the technology-laden Nasdaq, which fell 26%. Contributing factors include fallout from the Fed's interest rate increases in early 2000, U.S. and foreign investor concerns over high stock valuations and lower-than-expected earnings from many corporations.

HEALTH CARE STOCKS, ONE OF THE SAFE HAVENS DURING LAST YEAR'S MARKET DECLINE, WERE NOT IMMUNE TO LOSSES DURING THE REPORT PERIOD. Within the sector, investors shunned biotechnology issues that had excessive growth expectations and moved into stable income-producing companies, such as long-term care providers.

STOCKS RALLIED AGAIN IN APRIL, WITH THE S&P 500(R) UP 7.8%, ITS BEST MONTH IN OVER A YEAR. A major factor appears to have been the Fed's series of interest rate cuts that began in January of 2001.

Keep in mind that this fund carries above-average risks because it focuses on one sector and can invest a substantial portion of assets in a relatively small number of companies. While we believe sector investments have the potential to add value to a well-rounded portfolio over time, there's no assurance that this will prove to be the case.

HEALTH CARE FOCUS FUND


PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 4/30/01

This chart compares performance of the fund with the S&P Health Care Sector Index and the Morningstar Health Care Fund category.


                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]
                                  TOTAL RETURN

                                                  SINCE INCEPTION:
                                  6 MONTHS 3          7/3/00 3
FUND 1                             (9.75%)             (7.32%)
S&P HEALTH CARE SECTOR INDEX       (6.54%)             (4.05%)
PEER GROUP AVERAGE 2              (15.83%)             (7.41%)


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Health Care Sector Index.


                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                       FUND          S&P HEALTH CARE SECTOR INDEX         S&P 500 INDEX
       7/3/00         10000                     10000                         10000
      7/31/00          9450                      9411                          9844
      8/31/00          9820                      9464                         10455
      9/30/00         10160                      9918                          9903
     10/31/00         10270                     10267                          9862
     11/30/00         10460                     10689                          9085
     12/31/00         10905                     10989                          9129
      1/31/01          9848                     10086                          9453
      2/28/01          9797                     10105                          8591
      3/31/01          8892                      9350                          8046
      4/30/01          9268                      9596                          8672

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The Indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/01, the total number of funds in the Health Care Fund category for the 6- and ten-month periods was 106 and 98, respectively. The peer group average is shown for comparison only.

3  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/01
--------------------------------------------------------------------------------
1  PFIZER, INC.                                                            16.2%
2  MERCK & CO., INC.                                                       10.1%
3  JOHNSON & JOHNSON                                                        7.5%
4  BRISTOL-MYERS SQUIBB CO.                                                 5.8%
5  ELI LILLY & CO.                                                          5.4%
6  AMERICAN HOME PRODUCTS CORP.                                             5.0%
7  PHARMACIA CORP.                                                          4.4%
8  ABBOTT LABORATORIES                                                      4.0%
9  AMGEN, INC.                                                              3.7%
10 MEDTRONIC, INC.                                                          3.3%
--------------------------------------------------------------------------------
   TOTAL PERCENTAGE OF INVESTMENTS                                         65.4%


STATISTICS as of 4/30/01

                                                                    PEER GROUP
                                                     FUND            AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                    51                106
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                          $79,695            $18,424
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                           39.6               42.1
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                               10.6                9.7
--------------------------------------------------------------------------------
12-Month Yield 3                                      --                  --
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              40% 4               307%
--------------------------------------------------------------------------------
Three-Year Beta 3                                     --                  --
--------------------------------------------------------------------------------

EXPENSE RATIO as of 4/30/01


                           [EXPENSE RATIO BAR CHART]

      FUND           PEER GROUP AVERAGE
      0.89% 5              1.68% 2


INDUSTRY WEIGHTINGS as of 4/30/01

This shows the composition by industry of the fund's portfolio as of the report date.


INDUSTRIES IN THE HEALTH CARE FOCUS FUND
--------------------------------------------------------------------------------
              [INDUSTRIES IN THE HEALTH CARE FOCUS FUND PIE CHART]

1 97.6%   Healthcare/Drugs & Medicine
2  2.4%   Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/01, there were 106 funds in the Health Care Fund category.

3  Not available until the fund has sufficient performance to report.

4  Not annualized.

5 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

HEALTH CARE FOCUS FUND -- FINANCIALS
================================================================================
FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                    11/1/00-           7/3/00 1-
                                                    4/30/01           10/31/00
 PER-SHARE DATA ($)
 ===============================================================================
 Net asset value at beginning of period              10.27              10.00
                                                    ----------------------------
 Income or loss from investment operations:
   Net investment income or loss                      0.00 2            (0.00)2
   Net realized and unrealized gains or losses       (0.98)              0.27
                                                    ----------------------------
   Total income or loss from investment operations   (0.98)              0.27
 Less distributions:
   Dividends from net investment income              (0.00)2               --
   Distributions from net realized gains             (0.17)                --
                                                    ----------------------------
   Total Distributions                               (0.17)                --
                                                    ----------------------------
 Net asset value at end of period                     9.12              10.27
                                                    ============================
 Total return (%)                                    (9.75)3             2.70 3

 RATIOS/SUPPLEMENTAL DATA (%)
 ==============================================================================
 Ratio of net operating expenses to
  average net assets                                  0.89 4             0.89 4
 Expense reductions reflected in above ratio          0.31 4             1.15 4
 Ratio of net investment income or loss to
  average net assets                                  0.04 4            (0.02)4
 Portfolio turnover rate                                40                 41
 Net assets, end of period ($ x 1,000,000)              31                 28


1  Commencement of operations.

2  Per-share amount was less than $0.01.

3  Not annualized.

4  Annualized.


26       SEE THE FINANCIAL NOTES, WHICH
==       ARE INTEGRAL TO THIS INFORMATION.

PORTFOLIO HOLDINGS
As of April 30, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

 1  Top ten holding
 +  New holding (since 10/31/00)
 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


                             [INVESTMENT PIE CHART]

         99.8%  COMMON STOCK
                Market Value: $30,742
                Cost: $32,145

          0.2%  SHORT TERM INVESTMENT
                Market Value: $59
                Cost: $59

        =============================

        100.0%  TOTAL INVESTMENTS
                Market Value: $30,801
                Cost: $32,204

        COMMON STOCK  99.8% of investments
        ===========================================================

                                                         MKT. VALUE
        SECURITY AND NUMBER OF SHARES                   ($ x 1,000)
        BUSINESS SERVICES  0.8%
        -----------------------------------------------------------
    o+  Arena Pharmaceuticals, Inc.     9,200               183
    o+  Luminex Corp.     5,900                              83
                                                          ------
                                                            266
        ELECTRONICS  1.4%
        -----------------------------------------------------------
        Applied Biosystems Group --
        Applera Corp.    7,400                              237
    o+  Waters Corp.    3,600                               188
                                                          ------
                                                            425

        HEALTHCARE / DRUGS & MEDICINE  97.6%
        -----------------------------------------------------------
     8  Abbott Laboratories    26,485                     1,228
        Allergan, Inc.    2,985                             227
    o+  Alza Corp.    5,000                                 229
     6  American Home Products
        Corp.    26,600                                   1,536
    o+  Amerisource Health Corp.,
        Class A    4,200                                    227
    o9  Amgen, Inc.    18,655                             1,141
     o  Aviron    6,100                                     300
        Baxter International, Inc.    4,000                 365
    o+  Beverly Enterprises, Inc.    51,800                 378
     4  Bristol-Myers Squibb Co.    32,110                1,798
        Cardinal Health, Inc.    8,650                      583
    o+  Caremark Rx, Inc.    27,500                         436
     o  Cell Genesys, Inc.    11,800                        187
    o+  Community Health Systems,
        Inc.     3,600                                      103
    o+  DaVita, Inc.    9,400                               165
     o  Edwards Lifesciences
        Corp.    22,100                                     478
     5  Eli Lilly & Co.    19,620                         1,668
    o+  Forest Laboratories, Inc.,
        Class A    4,100                                    251
     o  Genentech, Inc.     11,570                          607
     o  Guidant Corp.    4,600                              189
        HCA-The Healthcare Co.    9,835                     381
     o  Health Net, Inc.    7,450                           160
     o  HealthSouth Corp.    18,600                         261
    o+  Humana, Inc.    25,600                              253
        ICN Pharmaceuticals, Inc.    4,800                  123
    o+  Idec Pharmaceuticals Corp.    3,500                 172
     o  Immunex Corp.    11,395                             174
    o+  Inverness Medical Technology,
        Inc.     5,200                                      182
     o  IVAX Corp.    6,290                                 252
     3  Johnson & Johnson    23,940                       2,310
    o+  King Pharmaceuticals, Inc.    3,000                 126
    o+  Laboratory Corp. of America
        Holdings, Inc.    1,300                             183
    o+  Manor Care, Inc.    6,400                           148


                                         SEE THE FINANCIAL NOTES, WHICH     27
                                       ARE INTEGRAL TO THIS INFORMATION.  ======

HEALTH CARE FOCUS FUND -- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS Continued
As of April 30, 2001; unaudited.

                                                        MKT. VALUE
     SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
        McKesson HBOC, Inc.    9,500                        293
     o  Medimmune, Inc.    4,205                            165
    10  Medtronic, Inc.    23,120                         1,031
     2  Merck & Co., Inc.    41,105                       3,123
     o  Oxford Health Plans, Inc.    5,335                  166
     1  Pfizer, Inc.    115,155                           4,986
     7  Pharmacia Corp.    25,920                         1,355
     o  Quest Diagnostic, Inc.    1,700                     209
        Schering-Plough Corp.    25,865                     997
    o+  St. Jude Medical, Inc.    2,600                     149
     +  Stryker Corp.    4,000                              237
     o  Tenet Healthcare Corp.    7,500                     335
     o  Triad Hospitals, Inc.    5,990                      184
                                                         ------
                                                         30,051

        SHORT TERM INVESTMENT
        0.2% of investments
        -----------------------------------------------------------------------
        SECURITY                           FACE VALUE          MKT. VALUE
           RATE, MATURITY DATE             ($ x 1,000)        ($ x 1,000)
        Brown Brothers Harriman,
        Grand Cayman Time Deposit
          4.07%, 5/1/01                         59                 59

================================================================================
END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF HOLDINGS FOR THIS FUND.


  28    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
================================================================================
Investments, at market value                                             $30,801 a
Receivables:
    Fund shares sold                                                          79
    Dividends                                                                 17
Prepaid expenses                                                  +           15
                                                                  --------------
TOTAL ASSETS                                                              30,912

LIABILITIES
================================================================================
Payables:
    Fund shares redeemed                                                      21
    Investments bought                                                       115
    Investment adviser and administrator fees                                  7
    Transfer agent and shareholder service fees                                1
Accrued expenses                                                  +           35
                                                                  --------------
TOTAL LIABILITIES                                                            179

NET ASSETS
================================================================================
TOTAL ASSETS                                                              30,912
TOTAL LIABILITIES                                                 -          179
                                                                  --------------
NET ASSETS                                                               $30,733

Net Assets by source
Capital received from investors                                           33,732
Net investment income not yet distributed                                      3
Net realized capital losses                                               (1,599)
Net unrealized capital losses                                             (1,403)

Net Asset Value (NAV)

                     SHARES
NET ASSETS      /    OUTSTANDING      =    NAV
$30,733              3,371                 $9.12

a. The fund paid $32,204 for these securities. Not counting short-term obligations and government securities, the fund paid $18,173 for securities during the report period and received $12,285 from securities it sold or that matured.

FEDERAL TAX DATA
--------------------------------------------------------------------------------

COST BASIS OF PORTFOLIO                   $33,200

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $1,363
Losses                               +     (3,762)
                                     ------------
                                          ($2,399)

                                       SEE THE FINANCIAL NOTES, WHICH       29
                                       ARE INTEGRAL TO THIS INFORMATION.  ======

HEALTH CARE FOCUS FUND -- FINANCIALS
================================================================================
Statement of
OPERATIONS

For November 1, 2000 through April 30, 2001; unaudited. All numbers x 1,000.


INVESTMENT INCOME
================================================================================

Dividends                                                                   $136
Interest                                                          +            4
                                                                  --------------
TOTAL INVESTMENT INCOME                                                      140

NET REALIZED GAINS AND LOSSES
================================================================================
Net realized losses on investments sold                                   (1,138)

NET UNREALIZED GAINS AND LOSSES
================================================================================
Net unrealized losses on investments                                      (2,238)

EXPENSES
================================================================================
Investment adviser and administrator fees                                     81 a
Transfer agent and shareholder service fees                                   38 b
Trustees' fees                                                                 3 c
Custodian fees                                                                23
Portfolio accounting fees                                                      2
Professional fees                                                              9
Registration fees                                                             17
Shareholder reports                                                            7
Other expenses                                                    +            1
                                                                  --------------
Total expenses                                                               181
Expense reduction                                                 -           47 d
                                                                  --------------
NET EXPENSES                                                                 134

DECREASE IN NET ASSETS FROM OPERATIONS
================================================================================
TOTAL INVESTMENT INCOME                                                      140
NET EXPENSES                                                      -          134
                                                                  --------------
NET INVESTMENT INCOME                                                          6
NET REALIZED LOSSES                                                       (1,138) e
NET UNREALIZED LOSSES                                             +       (2,238) e
                                                                  --------------
DECREASE IN NET ASSETS FROM OPERATIONS                                   ($3,370)


a.  Calculated as 0.54% of average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c.  For the fund's independent trustees only.

d. Includes $45 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e.  These add up to a net loss on investments of $3,376.


  30     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statement of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/00-4/30/01 are unaudited.

OPERATIONS
================================================================================

                                           11/1/00-4/30/01       7/3/00-10/31/00
Net investment income or loss                           $6                   ($2)
Net realized gains or losses                        (1,138)                   26
Net unrealized gains or losses                      (2,238)                  835
                                           --------------------------------------

INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     (3,370)                  859

DISTRIBUTIONS PAID
================================================================================
Dividends from net investment income                     3                   --
Distributions from net realized gains       +          485                   --
TOTAL DISTRIBUTIONS PAID                              $488                 $ --


TRANSACTIONS IN FUND SHARES
================================================================================

                                  11/1/00-4/30/01            7/3/00-10/31/00
                              QUANTITY          VALUE    QUANTITY          VALUE
Shares sold                      1,142        $11,152       2,923        $29,085
Shares reinvested                   45            458         --             --
Shares redeemed            +      (564)        (5,253)       (175)        (1,710) a
                           ------------------------------------------------------
NET INCREASE                       623         $6,357       2,748        $27,375

SHARES OUTSTANDING AND NET ASSETS
================================================================================

                                   11/1/00-4/30/01            7/3/00-10/31/00
                                SHARES     NET ASSETS      SHARES     NET ASSETS
Beginning of period              2,748        $28,234         --      $      --
Total increase             +       623          2,499       2,748         28,234 b
                           ------------------------------------------------------
END OF PERIOD                    3,371        $30,733       2,748        $28,234 c

a. Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

    CURRENT PERIOD       $20
    PRIOR PERIOD         $13

b. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c. Includes net investment income not yet distributed in the amount of $3 at the end of the current period and net investment loss in the amount of $2 at the end of the prior period.



                                        SEE THE FINANCIAL NOTES, WHICH      31
                                     ARE INTEGRAL TO THIS INFORMATION.   ======

TECHNOLOGY
FOCUS FUND

                       [PHOTO OF GERI HOM AND LARRY MANO]


  "Holdings in computer systems and networking companies largely contributed to the fund's poor performance, while selections in imaging, aerospace and defense companies helped offset negative returns."

       Portfolio Managers
       Geri Hom and
       Larry Mano

   GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

   LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

                           TICKER SYMBOL        SWTFX

--------------------------------------------------------------------------------
This fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the U.S. economy.
--------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

SEVERE VOLATILITY WAS THE MAIN STORY DURING THE REPORT PERIOD, AS EQUITY MARKETS FELL DRAMATICALLY. The first quarter of 2001 was the worst ever for the technology-laden Nasdaq, which fell 26%. Contributing factors include fallout from the Fed's interest rate increases in early 2000, U.S. and foreign investor concerns over high stock valuations and lower-than-expected earnings from many corporations.

TECHNOLOGY STOCKS, WHICH HAD PACED THE MARKET'S RISE, WERE THE HARDEST HIT IN THE MARKET'S FALL. Although its performance was in line with that of the technology sector overall, the fund lost well over a third of its value during the report period. The slowing economy, rising energy costs and bleak business outlook led to lower tech company revenues and earnings. Stocks with lofty valuations were hit extremely hard as investors abandoned them for value-oriented stocks.

STOCKS RALLIED AGAIN IN APRIL, WITH THE S&P 500(R) UP 7.8%, ITS BEST MONTH IN OVER A YEAR. A major factor appears to have been the Fed's series of interest rate cuts that began in January of 2001.

Keep in mind that this fund carries above-average risks because it focuses on one sector and can invest a substantial portion of assets in a relatively small number of companies. While we believe sector investments have the potential to add value to a well-rounded portfolio over time, there's no assurance that this will prove to be the case.

TECHNOLOGY FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/01


This chart compares performance of the fund with the S&P Technology Sector Index and the Morningstar Technology Fund category.

                    [AVERAGE ANNUAL TOTAL RETURNS BAR GRAPH]
                                  TOTAL RETURN

                                                         SINCE INCEPTION:
                                  6 MONTHS 3                7/3/00 3
FUND 1                             (37.56%)                 (46.80%)
S&P TECHNOLOGY SECTOR INDEX        (37.66%)                 (49.12%)
PEER GROUP AVERAGE 2               (43.63%)                 (50.58%)

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Technology Sector Index.

                [PERFORMANCE OF A 10,000 INVESTMENT LINE GRAPH]

                                 SWTFX                  S&P TECHNOLOGY SECTOR INDEX        S&P 500 INDEX
           7/3/00                10000                               10000                     10000
          7/31/00                 9480                                9523                      9844
          8/31/00                10910                               10583                     10455
          9/30/00                 9220                                8634                      9903
         10/31/00                 8520                                8161                      9862
         11/30/00                 6500                                6557                      9085
         12/31/00                 5940                                5832                      9129
          1/31/01                 6950                                6834                      9453
          2/28/01                 5110                                4994                      8591
          3/31/01                 4420                                4390                      8046
          4/30/01                 5320                                5088                      8672

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The Indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/01, the total number of funds in the Technology Fund category for the 6-and ten-month periods was 350 and 286, respectively. The peer group average is shown for comparison only.

3  Not annualized.

FUND FACTS

   TOP TEN HOLDINGS 1 as of 4/30/01
   -----------------------------------------------------------------------------
   1 MICROSOFT CORP.                                                     12.4%
   2 INTEL CORP.                                                          8.7%
   3 AOL TIME WARNER, INC.                                                8.2%
   4 INTERNATIONAL BUSINESS MACHINES CORP.                                7.0%
   5 CISCO SYSTEMS, INC.                                                  4.6%
   6 ORACLE CORP.                                                         3.3%
   7 EMC CORP.                                                            3.3%
   8 DELL COMPUTER CORP.                                                  2.3%
   9 BOEING CO.                                                           2.2%
  10 TEXAS INSTRUMENTS, INC.                                              2.1%
  ------------------------------------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS                                        54.1%

  STATISTICS as of 4/30/01

                                                                 PEER GROUP
                                             FUND                 AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                           100                     64
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                  $79,835                $16,937
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                  34.4                   41.0
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                       8.5                    8.3
--------------------------------------------------------------------------------
12-Month Yield 3                              --                     --
--------------------------------------------------------------------------------
Portfolio Turnover Rate                      62% 4                  208%
--------------------------------------------------------------------------------
Three-Year Beta 3                             --                     --
--------------------------------------------------------------------------------


EXPENSE RATIO as of 4/30/01


                           [EXPENSE RATIO BAR GRAPH]

       FUND              PEER GROUP AVERAGE
      0.89% 5                 1.70% 2



INDUSTRY WEIGHTINGS as of 4/30/01

This shows the composition by industry of the fund's portfolio as of the report date.


INDUSTRIES IN THE TECHNOLOGY FOCUS FUND
--------------------------------------------------------------------------------
              [INDUSTRIES IN THE TECHNOLOGY FOCUS FUND PIE CHART]

1   43.1% Business Machines & Software
2   26.1% Electronics
3   11.6% Business Services
4    8.2% Media
5    3.4% Aerospace/Defense
6    3.4% Producer Goods & Manufacturing
7    2.1% Miscellaneous
8    2.1% Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/01, there were 350 funds in the Technology Fund category.

3  Not available until the fund has sufficient performance to report.

4  Not annualized.

5 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

TECHNOLOGY FOCUS FUND -- FINANCIALS
===============================================================================
FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                       11/1/00 -     7/3/00 1 -
PER-SHARE DATA ($)                                      4/30/01       10/31/00
================================================================================
 Net asset value at beginning of period                  8.52          10.00
                                                       -------------------------
 Loss from investment operations:
     Net investment loss                                (0.00)2        (0.02)
     Net realized and unrealized losses                 (3.20)         (1.46)
                                                       -------------------------
     Total loss from investment operations              (3.20)         (1.48)
                                                       -------------------------
 Net asset value at end of period                        5.32           8.52
                                                       =========================
 Total return (%)                                      (37.56)3       (14.80)3

 RATIOS/SUPPLEMENTAL DATA (%)
================================================================================
 Ratio of net operating expenses to
   average net assets                                    0.89 4         0.89 4
 Expense reductions reflected in above ratio             0.28 4         0.63 4
 Ratio of net investment income to
   average net assets                                   (0.66)4        (0.63)4
 Portfolio turnover rate                                   62            37
 Net assets, end of period ($ x 1,000,000)                 46            48

1  Commencement of operations.

2  Per share amount was less than $0.01.

3  Not annualized.

4  Annualized.


                                       SEE THE FINANCIAL NOTES, WHICH        35
                                    ARE INTEGRAL TO THIS INFORMATION.        ==

TECHNOLOGY FOCUS FUND -- FINANCIALS
================================================================================

PORTFOLIO HOLDINGS
As of April 30, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  1 Top ten holding
  + New holding (since 10/31/00)
  o Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                             [INVESTMENT PIE CHART]

         99.8%  COMMON STOCK
                Market Value: $46,059
                Cost: $58,114

          0.2%  SHORT TERM INVESTMENT
                Market Value: $72
                Cost: $72

        =============================

        100.0%  TOTAL INVESTMENTS
                Market Value: $46,131
                Cost: $58,186

     COMMON STOCK 99.8% of investments
    ============================================================================

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     AEROSPACE / DEFENSE  3.4%
     --------------------------------------------------------------------------
  9  Boeing Co.    16,600                                                 1,026
  +  General Dynamics Corp.    2,700                                        208
  +  Lockheed Martin Corp.    5,900                                         207
  +  Raytheon Co., Class A    4,200                                         124
                                                                     ----------
                                                                          1,565

     AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.2%
     --------------------------------------------------------------------------
     Danaher Corp.    1,800                                                 101

     BUSINESS MACHINES & SOFTWARE  43.1%
     --------------------------------------------------------------------------
     Adobe Systems, Inc.    5,600                                           252
 o+  BMC Software, Inc.    4,700                                            114
 o5  Cisco Systems, Inc.    124,160                                       2,108
     Compaq Computer Corp.    28,268                                        495
 o8  Dell Computer Corp.    41,216                                        1,081
 o7  EMC Corp.    38,116                                                  1,509
 o+  Handspring, Inc.     8,900                                             136
     Hewlett-Packard Co.    29,848                                          849
     IKON Office Solutions, Inc.    38,740                                  240
 o+  Input/Output, Inc.    28,600                                           317
 o+  Intergraph Corp.    13,600                                             179
  4  International Business Machines
     Corp.     27,936                                                     3,217
  o  Iomega Corp.    43,968                                                 149
  o  Juniper Networks, Inc.    7,108                                        420
  o  Maxtor Corp.    38,553                                                 308
  o  Micromuse, Inc.    3,568                                               177
 o1  Microsoft Corp.    84,192                                            5,704
  o  Network Appliance, Inc.    9,032                                       205
 o6  Oracle Corp.    93,548                                               1,512
 o+  Read-Rite Corp.     10,800                                              60
  o  Sun Microsystems, Inc.    49,856                                       854
                                                                     ----------
                                                                         19,886

     BUSINESS SERVICES  11.6%
     --------------------------------------------------------------------------
 o+  Akamai Technologies, Inc.    14,500                                    137
  o  Alliance Semiconductor Corp.    9,000                                  130
  o  At Home Corp., Class A    34,220                                       130
  o  BEA Systems, Inc.    8,992                                             367
  o  Brocade Communications
     Systems, Inc.    4,700                                                 179
     Computer Associates
     International, Inc.    7,700                                           248
 o+  Documentum, Inc.    6,100                                               91
 o+  eBay, Inc.    6,600                                                    333
 o+  Freemarkets, Inc.    7,400                                              71
  o  Gemstar-TV Guide International,
     Inc.     11,300                                                        469
  o  I2 Technologies, Inc.    8,016                                         140
 o+  Intuit, Inc.    2,900                                                   93
 o+  Manhattan Associates, Inc.     7,000                                   233
 o+  Manugistics Group, Inc.    4,000                                       136
 o+  Mentor Graphics Corp.    3,400                                          89
  o  Mercury Interactive Corp.    2,500                                     165
 o+  PeopleSoft, Inc.    8,400                                              311
 o+  Qlogic Corp.    3,000                                                  129
  o  Siebel Systems, Inc.    9,376                                          427

  36    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
 o+  Sonus Networks, Inc.     11,200                                        285
 o+  Synopsys, Inc.    1,200                                                 69
 o+  Ticketmaster Online-CitySearch, Inc.,
     Class B     15,700                                                     220
  o  VeriSign, Inc.    4,916                                                252
  o  Veritas Software Corp.    8,552                                        510
  o  Yahoo!, Inc.    6,476                                                  131
                                                                     ----------
                                                                          5,345

     CHEMICAL  0.7%
     --------------------------------------------------------------------------
 o+  Cabot Microelectronics Corp.     4,900                                 314

     ELECTRONICS  26.1%
     --------------------------------------------------------------------------
  o  Advanced Micro Devices, Inc.    8,900                                  276
  o  Altera Corp.    7,000                                                  177
  o  Analog Devices, Inc.    5,372                                          254
  o  Applied Materials, Inc.    15,356                                      838
 o+  Atmel Corp.    14,600                                                  203
 o+  Avanex Corp.     10,200                                                147
 o+  Cadence Design Systems, Inc.    6,100                                  126
  o  Cirrus Logic, Inc.    13,472                                           219
  o  DDI Corp.     10,800                                                   265
  o  Imation Corp.    5,300                                                 122
  2  Intel Corp.     130,460                                              4,032
 o+  International Rectifier Corp.    3,900                                 216
 o+  Kent Electronics Corp.    5,900                                        127
  +  Linear Technology Corp.    5,900                                       283
 o+  Luminent, Inc.     28,500                                              121
  o  Maxim Integrated Products,
     Inc.    4,500                                                          229
  o  MEMC Electronic Materials,
     Inc.    24,708                                                         191
  o  Micron Technology, Inc.    9,400                                       427
 o+  Nvidia Corp.    2,600                                                  217
  o  Qualcomm, Inc.    13,952                                               800
 o+  Rambus, Inc.    3,500                                                   59
 o+  Rational Software Corp.    8,100                                       196
  o  Sanmina Corp.    8,900                                                 259
 o+  Siliconix, Inc.     3,100                                               93
  o  Solectron Corp.    11,728                                              298
  +  Symbol Technologies, Inc.    3,150                                      99
 10  Texas Instruments, Inc.     24,900                                     964
 o+  Thermo Electron Corp.    6,400                                         169
 o+  Transmeta Corp.     15,000                                             262
 o+  Western Digital Corp.    24,500                                        130
  o  Xilinx, Inc.    4,900                                                  233
                                                                     ----------
                                                                         12,032

     MEDIA  8.2%
     --------------------------------------------------------------------------
 o3  AOL Time Warner, Inc.    75,164                                      3,796

     MISCELLANEOUS  2.1%
     --------------------------------------------------------------------------
  o  Agilent Technologies, Inc.    5,984                                    233
 o+  Extreme Networks, Inc.    4,800                                        158
 o+  InfoSpace, Inc.    31,400                                              138
 o+  Openwave Systems, Inc.    4,200                                        145
  o  Palm, Inc.    10,600                                                    85
 o+  WebEx Communications, Inc.     16,900                                  202
                                                                     ----------
                                                                            961

     PRODUCER GOODS & MANUFACTURING  3.4%
     --------------------------------------------------------------------------
 o+  BE Aerospace, Inc.    5,200                                            112
     Honeywell International, Inc.    12,800                                626
 o+  Jabil Circuit, Inc.    5,200                                           151
  +  Precision Castparts Corp.    6,000                                     224
  +  Stewart & Stevenson Services    15,600                                 349
 o+  Ultratech Stepper, Inc.    4,200                                       121
                                                                     ----------
                                                                          1,583

     RETAIL  0.3%
     --------------------------------------------------------------------------
  o  Amazon.com, Inc.    8,000                                              126

     TELEPHONE  0.3%
     --------------------------------------------------------------------------
  o  Exodus Communications, Inc.    16,412                                  158

     TRAVEL & RECREATION  0.4%
     --------------------------------------------------------------------------
 o+  Expedia, Inc., Class A     7,400                                       192

     SHORT TERM INVESTMENT
     0.2% of investments
    ============================================================================

    SECURITY                                          FACE VALUE      MKT. VALUE
       RATE, MATURITY DATE                           ($ x 1,000)     ($ x 1,000)
    Brown Brothers Harriman,
    Grand Cayman Time Deposit
       4.07%, 5/1/01                                        72               72

    ============================================================================
    END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                       SEE THE FINANCIAL NOTES, WHICH       37
                                     ARE INTEGRAL TO THIS INFORMATION.    ======

TECHNOLOGY FOCUS FUND -- FINANCIALS
================================================================================
Statement of
ASSETS AND LIABILITIES
As of April 30, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
===============================================================================
Investments, at market value                                           $46,131 a
Receivables:
   Fund shares sold                                                        200
   Dividends                                                                 2
Prepaid expenses                                                  +         18
                                                                  ------------
TOTAL ASSETS                                                           $46,351

LIABILITIES
===============================================================================
Payables:
   Fund shares redeemed                                                     12
   Investments bought                                                      264
   Investment adviser and administrator fees                                10
   Transfer agent and shareholder service fees                               1
Accrued expenses                                                  +         29
                                                                  ------------
TOTAL LIABILITIES                                                          316

NET ASSETS
===============================================================================
TOTAL ASSETS                                                            46,351
TOTAL LIABILITIES                                                 -        316
                                                                  ------------
NET ASSETS                                                             $46,035

NET ASSETS BY SOURCE
Capital received from investors                                         73,410
Net investment loss                                                       (140)
Net realized capital losses                                            (15,180)
Net unrealized capital losses                                          (12,055)


NET ASSET VALUE (NAV)

                      SHARES
NET ASSETS      /     OUTSTANDING   =    NAV
$46,035               8,656              $5.32

a. The fund paid $58,186 for these securities. Not counting short-term obligations and government securities, the fund paid $44,120 for securities during the report period and received $26,516 from securities it sold or that matured.

FEDERAL TAX DATA
================================================================================
COST BASIS OF PORTFOLIO                  $63,540
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $ 3,834
Losses                                +  (21,243)
                                     -----------
                                        ($17,409)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
  2008                                      $723

  38    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

Statement of
OPERATIONS
For November 1, 2000 through April 30, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
==============================================================================
Dividends                                                                  $37
Interest                                                          +         11
                                                                  ------------
TOTAL INVESTMENT INCOME                                                     48

NET REALIZED GAINS AND LOSSES
==============================================================================
Net realized losses on investments sold                                (14,049)

NET UNREALIZED GAINS AND LOSSES
==============================================================================
Net unrealized losses on investments                                    (5,325)

EXPENSES
==============================================================================
Investment adviser and administrator fees                                  113 a
Transfer agent and shareholder service fees                                 53 b
Trustees' fees                                                               3 c
Custodian fees                                                              30
Portfolio accounting fees                                                    3
Professional fees                                                            9
Registration fees                                                           21
Shareholder reports                                                         13
Other expenses                                                    +          1
                                                                  ------------
Total expenses                                                             246
Expense reduction                                                 -         58 d
                                                                  ------------
NET EXPENSES                                                               188

DECREASE IN NET ASSETS FROM OPERATIONS
===============================================================================
TOTAL INVESTMENT INCOME                                                     48
NET EXPENSES                                                      -        188
                                                                  ------------
NET INVESTMENT LOSS                                                       (140)
NET REALIZED LOSSES                                                    (14,049)e
NET UNREALIZED LOSSES                                             +     (5,325)e
                                                                  ------------
DECREASE IN NET ASSETS FROM OPERATIONS                                ($19,514)

a. Calculated as 0.54% of average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Includes $56 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e. These add up to a net loss on investments of $19,374.


                                       SEE THE FINANCIAL NOTES, WHICH       39
                                     ARE INTEGRAL TO THIS INFORMATION.    ======

TECHNOLOGY FOCUS FUND -- FINANCIALS

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/00-4/30/01 are unaudited.

OPERATIONS
==============================================================================

                                             11/1/00-4/30/01   7/3/00-10/31/00
Net investment losses                                  ($140)            ($100)
Net realized losses                                  (14,049)           (1,131)
Net unrealized losses                                 (5,325)           (6,730)
                                         -------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS              ($19,514)          ($7,961)

TRANSACTIONS IN FUND SHARES
==============================================================================

                                     11/1/00-4/30/01        7/3/00-10/31/00
                                   QUANTITY       VALUE   QUANTITY       VALUE
Shares sold                           4,416     $25,765      5,936     $58,805
Shares redeemed                  +   (1,368)     (8,007)      (328)     (3,053)a
                                 ---------------------------------------------
NET INCREASE                          3,048     $17,758      5,608     $55,752

SHARES OUTSTANDING AND NET ASSETS
==============================================================================

                                     11/1/00-4/30/01         7/3/00-10/31/00
                                   SHARES   NET ASSETS     SHARES   NET ASSETS
Beginning of period                 5,608      $47,791         --      $    --
Total increase or
decrease                       +    3,048       (1,756)     5,608       47,791 b
                               -----------------------------------------------
END OF PERIOD                       8,656      $46,035      5,608      $47,791 c

a. Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD                  $42

PRIOR PERIOD                    $23

b. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

c. Includes net investment loss in the amount of $140 and $100 at the end of the current period and the prior period, respectively.


  40    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

FINANCIAL NOTES
================================================================================

FINANCIAL NOTES
Unaudited
BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.


THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Analytics Fund(R)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund


                                                                            41
                                                                          ======

FINANCIAL NOTES
================================================================================

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS TO PARTICIPATE IN THE RETURN OF AN INDEX. Futures contracts involve certain risks, because they can be sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties. As of the report date, the fund had no forwards in its portfolio.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

Among the terms of the funds' repurchase agreements is that they be fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the funds' custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.


  42
======

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. As of the end of the report period there were no borrowings outstanding.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds limiting certain expenses. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER AND/OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.


                                                                            43
                                                                          ======

FINANCIAL NOTES
================================================================================

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   EXCHANGE-TRADED SECURITIES: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

   SECURITIES TRADED OVER-THE-COUNTER: same as exchange-traded securities.

   SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the impact of the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.


  44
======

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS]


Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

               [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


              [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PIE CHART]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

1 Top ten holding -- shows a fund's ten largest positions, as measured by market value.

+     New holding -- a security the fund added during the report period.

o Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

> Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

* American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

= Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

@ Issuer is affiliated with the fund's adviser -- indicates a security issued by the company that manages the fund, or an affiliate of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).


                 [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.


In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


               [GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).


                 [GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]

                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

HOW TO READ THIS REPORT Continued


              [GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


               [GRAPHIC OF SAMPLE OF CHANGES IN NET ASSETS TABLE]

                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

These are the figures for the current report period.

These are the figures for the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922.

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
Schwab Market Manager Portfolios(R)
     Small Cap Portfolio
     International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios
     Growth Portfolio
     Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).


1    Shares of Sweep Investments(TM) may not be purchased over the Internet.


2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG21470 (6/01)